SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2006

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
        240.13e-4(c))

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Item 8.01 Other Events

       Gary Sirmon, who serves as a non-employee director and Chairman of the Board of Banner Corporation (the "Company") and its financial institution subsidiary Banner Bank, has adopted a new pre-arranged stock trading plan to sell 36,000 shares of his Company common stock over a one year period beginning on July 15, 2006 and ending on July 15, 2007. Mr. Sirmon sold 30,000 shares under his prior plan that expired on July 15, 2006. The stock trading plans were adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934.

        A 10b5-1 plan allows directors and officers to implement written plans when they are not in possession of material nonpublic information and to sell shares according to the plan on a regular basis (for example, weekly or monthly) regardless of any subsequent nonpublic information they receive.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: July 19, 2006	By: /s/D. Michael Jones
D. Michael Jones
President and Chief Executive Officer

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